Exhibit 99.1

Composition of the Receivables
as of June 14, 2008

	New Financed Vehicles	Used Financed Vehicles	Total
Aggregate Principal Balance	$497,783,780.51	$602,217,249.46	$1,100,001,029.97
Percentage of Aggregate Principal Balance	45.25%	54.75%	100.00%
Number of Receivables	24,500	35,868	60,368
Percentage of Receivables	40.58%	59.42%	100.00%
Average Principal Balance	$20,317.71	$16,789.82	$18,221.59
Average Original Balance	$21,989.71	$18,078.82	$19,663.51
Weighted Average Contract Rate	6.66%	7.14%	6.92%
Contract Rate (Range)	4.00% to 10.24%	4.00% to 11.89%	4.00% to 11.89%
Weighted Average Original Term	65.32 months	64.36 months	64.80 months
Original Term (Range)	12 months to 84 months	12 months to 84 months	12 months to 84 months
Weighted Average Remaining Term	60.58 months	59.74 months	60.12 months
Remaining Term (Range)	7 months to 84 months	8 months to 84 months	7 months to 84 months
Weighted Average Original FICO			774

Distribution of the Receivables by Original Term to Maturity
as of June 14, 2008

Original Term Range	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
1 month to 12 months	8	0.01%	$79,671.43	0.01%
13 months to 24 months	250	0.41	2,452,797.34	0.22
25 months to 36 months	2,536	4.20	30,895,302.18	2.81
37 months to 48 months	5,390	8.93	74,733,494.07	6.79
49 months to 60 months	24,137	39.98	408,086,839.26	37.10
61 months to 66 months	4,125	6.83	75,040,932.87	6.82
67 months to 72 months	18,664	30.92	382,450,675.32	34.77
73 months to 78 months	4,155	6.88	94,927,238.68	8.63
79 months to 84 months	1,103	1.83	31,334,078.82	2.85
Total	60,368	100.00%	$1,100,001,029.97	100.00%

Distribution of the Receivables by Remaining Term to Maturity
as of June 14, 2008

Remaining Term Range	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
1 month to 12 months	16	0.03%	$123,552.56	0.01%
13 months to 24 months	331	0.55	3,170,339.87	0.29
25 months to 36 months	2,709	4.49	33,123,117.25	3.01
37 months to 48 months	5,807	9.62	81,176,269.32	7.38
49 months to 60 months	26,013	43.09	444,450,150.81	40.40
61 months to 66 months	9,406	15.58	183,565,031.35	16.69
67 months to 72 months	13,494	22.35	288,365,254.70	26.21
73 months to 78 months	2,109	3.49	51,762,757.99	4.71
79 months to 84 months	483	0.80	14,264,556.12	1.30
Total	60,368	100.00%	$1,100,001,029.97	100.00%

Distribution of the Receivables by State of Obligor Mailing Address
as of June 14, 2008

Obligor Mailing Address	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
California	13,144	21.77%	$247,697,809.53	22.52%
Texas	4,720	7.82	91,565,299.59	8.32
North Carolina	4,111	6.81	74,391,563.94	6.76
New York	2,775	4.60	46,285,833.85	4.21
Arizona	2,524	4.18	46,254,967.85	4.20
Georgia	2,339	3.87	45,061,937.66	4.10
Washington	2,159	3.58	37,154,992.01	3.38
Florida	1,857	3.08	33,231,000.59	3.02
Nevada	1,657	2.74	33,099,700.98	3.01
Pennsylvania	1,952	3.23	32,774,553.66	2.98
New Jersey	1,725	2.86	30,456,954.21	2.77
Virginia	1,573	2.61	28,104,154.16	2.55
Colorado	1,383	2.29	26,008,068.76	2.36
Illinois	1,177	1.95	22,571,118.95	2.05
South Carolina	1,177	1.95	21,370,918.80	1.94
Oregon	1,223	2.03	20,750,698.53	1.89
Maryland	1,108	1.84	20,322,565.30	1.85
Minnesota	1,242	2.06	20,150,030.42	1.83
Wisconsin	1,168	1.93	19,534,476.91	1.78
Idaho	1,012	1.68	19,464,961.61	1.77
Michigan	973	1.61	16,801,369.60	1.53
Ohio	984	1.63	16,018,330.96	1.46
Missouri	870	1.44	15,557,788.65	1.41
Utah	771	1.28	15,147,018.74	1.38
Montana	636	1.05	11,768,789.39	1.07
Wyoming	528	0.87	11,333,019.18	1.03
Other (1)	5,580	9.24	97,123,106.14	8.83
Total	60,368	100.00%	$1,100,001,029.97	100.00%

_______________________________
(1)  Each state included in the “Other” category in the distribution by state of obligor mailing address table accounted for less than 1.00% of the Cutoff Date Pool Balance.

Distribution of the Receivables by Financed Vehicle Model Year
as of June 14, 2008

Model Year	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
2000 or earlier	17	0.03%	$131,006.04	0.01%
2001	45	0.07	493,235.90	0.04
2002	648	1.07	7,161,175.01	0.65
2003	3,238	5.36	44,572,182.83	4.05
2004	7,533	12.48	119,907,355.28	10.90
2005	8,271	13.70	136,846,159.45	12.44
2006	7,450	12.34	130,756,082.68	11.89
2007	14,979	24.81	281,356,800.02	25.58
2008	17,644	29.23	367,780,282.17	33.43
2009	543	0.90	10,996,750.59	1.00
Total	60,368	100.00%	$1,100,001,029.97	100.00%

Distribution of the Receivables by Contract Rate
as of June 14, 2008

Contract Rate Range	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
3.001% to 4.000%	2	0.00%	$43,994.67	0.00%
4.001% to 5.000%	2,625	4.35	47,829,637.79	4.35
5.001% to 6.000%	12,399	20.54	230,886,131.57	20.99
6.001% to 7.000%	21,381	35.42	391,469,139.96	35.59
7.001% to 8.000%	16,005	26.51	290,780,657.08	26.43
8.001% to 9.000%	6,687	11.08	116,875,704.09	10.63
9.001% to 10.000%	1,201	1.99	20,957,340.33	1.91
10.001% to 11.000%	60	0.10	1,056,335.30	0.10
11.001% to 12.000%	8	0.01	102,089.18	0.01
Total	60,368	100.00%	$1,100,001,029.97	100.00%

Distribution of the Receivables by Original Principal Balance
as of June 14, 2008

Original Principal Balance	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
$0.01 to $5,000.00	1	0.00%	$3,331.38	0.00%
$5,000.01 to $10,000.00	4,012	6.65	31,657,514.86	2.88
$10,000.01 to $15,000.00	14,225	23.56	165,554,872.36	15.05
$15,000.01 to $20,000.00	17,537	29.05	283,610,295.07	25.78
$20,000.01 to $25,000.00	12,161	20.14	252,235,703.95	22.93
$25,000.01 to $30,000.00	6,581	10.90	166,753,154.97	15.16
$30,000.01 to $35,000.00	3,100	5.14	92,788,561.94	8.44
$35,000.01 to $40,000.00	1,452	2.41	50,101,634.58	4.55
$40,000.01 to $45,000.00	645	1.07	25,327,197.18	2.30
$45,000.01 to $50,000.00	322	0.53	14,219,785.93	1.29
$50,000.01 to $55,000.00	169	0.28	8,206,000.90	0.75
$55,000.01 to $60,000.00	84	0.14	4,451,623.20	0.40
$60,000.01 to $65,000.00	43	0.07	2,468,608.72	0.22
$65,000.01 to $70,000.00	11	0.02	693,134.28	0.06
$70,000.01 to $75,000.00	6	0.01	405,044.14	0.04
$75,000.01 to $80,000.00	6	0.01	411,444.34	0.04
$80,000.01 to $85,000.00	4	0.01	314,168.41	0.03
$85,000.01 to $90,000.00	2	0.00	162,370.37	0.01
$90,000.01 to $95,000.00	3	0.00	258,141.73	0.02
$95,000.01 to $100,000.00	3	0.00	263,867.17	0.02
$115,000.01 to $120,000.00	1	0.00	114,574.49	0.01
Total	60,368	100.00%	$1,100,001,029.97	100.00%

Distribution of the Receivables by Remaining Principal Balance
as of June 14, 2008

Remaining Principal Balance	Number of Receivables	Percentage of Total Number of Receivables	Principal Balance as of the Cutoff Date	Percentage of Cutoff Date Pool Balance
$0.01 to $5,000.00	277	0.46%	$868,628.73	0.08%
$5,000.01 to $10,000.00	6,185	10.25	51,776,425.83	4.71
$10,000.01 to $15,000.00	16,303	27.01	206,150,943.42	18.74
$15,000.01 to $20,000.00	17,142	28.40	297,959,371.17	27.09
$20,000.01 to $25,000.00	10,746	17.80	239,174,965.04	21.74
$25,000.01 to $30,000.00	5,423	8.98	147,534,619.46	13.41
$30,000.01 to $35,000.00	2,329	3.86	74,798,781.22	6.80
$35,000.01 to $40,000.00	1,080	1.79	40,078,104.20	3.64
$40,000.01 to $45,000.00	442	0.73	18,685,290.30	1.70
$45,000.01 to $50,000.00	244	0.40	11,559,980.18	1.05
$50,000.01 to $55,000.00	101	0.17	5,292,708.02	0.48
$55,000.01 to $60,000.00	47	0.08	2,686,804.93	0.24
$60,000.01 to $65,000.00	23	0.04	1,432,472.06	0.13
$65,000.01 to $70,000.00	10	0.02	676,863.14	0.06
$70,000.01 to $75,000.00	4	0.01	285,451.06	0.03
$75,000.01 to $80,000.00	3	0.00	230,991.19	0.02
$80,000.01 to $85,000.00	4	0.01	330,471.12	0.03
$85,000.01 to $90,000.00	2	0.00	172,441.27	0.02
$90,000.01 to $95,000.00	1	0.00	93,900.32	0.01
$95,000.01 to $100,000.00	1	0.00	97,242.82	0.01
$115,000.01 to $120,000.00	1	0.00	114,574.49	0.01
Total	60,368	100.00%	$1,100,001,029.97	100.00%